Exhibit 10.47

NUBURU, Inc. (the “Company”)

2023-2024 Board Compensation Program

(Other than for the Chief Executive Officer)

Effective as of August 31, 2023

All grants of awards to directors under this 2023-2024 Board Compensation Program (the “Policy”) will be automatic and nondiscretionary. Terms not defined herein shall have the meaning shall have the meaning ascribed to them in the Company’s 2022 Equity Incentive Plan (the “Plan”).

Annual Cash Retainer for Directors (other than the CEO)

2023 and 2024: Each director shall continue to receive a $50,000 annual cash retainer, payable quarterly in arrears, within 30 days from the end of each quarter (the “Cash Retainer”), prorated for any portion of a quarter that the director is not serving on the Company’s Board of Directors.

2024: Starting in 2024, directors may elect to receive the Cash Retainer in the form of non-qualified stock options to be granted under the Plan by completing an irrevocable written election form delivered to the Company at any time (other than during a blackout period) prior to December 15, 2023 at which such director is not in possession of any material nonpublic information, as follows:

•
Grant Date: First trading day of 2024.
•
Exercise Price: Closing price of the Company’s common stock on the Grant Date.
•
Number of Options to be Granted: Number of options to be granted shall equal a value of $100,000 (option exercise price x number of shares), rounded down to the nearest whole share.
•
Vesting: 25%, commencing on each of January 1, 2024, April 1, 2024, July 1, 2024, and October 1, 2024). Vesting is subject to continued service through the applicable vesting date.
•
Accelerated Vesting: Options shall accelerate in full upon death, termination of service due to the director’s Disability, or Change in Control, subject to continued service at the time of occurrence of such event.
•
Post-Termination Exercise Period: All options fully vested on the termination of board service date shall be excisable for a period of three years after the board service termination date.
•
Term: Maximum of 10 years.

Annual Equity Compensation for Directors (other than the CEO) (“Annual Award”)

•
Annual Option Grant. Each director shall receive an annual grant of 50,000 non-qualified stock options pursuant to the Plan, with the following terms:
•
Grant Date: On the next trading day following the Company’s annual meeting of stockholders (“AGM”) in 2024 and beyond. For 2023, the option award of 50,000 shares will be granted on August 31, 2023, vesting in 12 monthly installments starting from June 16, 2023 (date of the Company’s 2023 AGM).
•
Pro-Rata Grant for Partial Service after the De-SPAC Transaction: Each director will be provided 18,750 non-qualified stock options for the 4.5 months of service provided during the period commencing on the January 31, 2023 De-SPAC transaction and ending at the June 16, 2023 AGM (4.5 ÷ 12 x 50,000). Such award will be granted on August 31, 2023.
•
Exercise Price: Closing price of the Company’s common stock on the Grant Date (August 31, 2023 for 2023 awards and the next trading day following the 2024 AGM for future annual awards).
•
Vesting: Monthly, on the first day of each month, over 12 months, with any remaining unvested accelerating if the next AGM is less than 12 months after the last one. Vesting for the Annual Option Grant commences June 16, 2023 and vesting for the Pro-Rata Grant for Partial Service after the De-SPAC Transaction commences vesting starting January 31, 2023. Future Annual Option Grants will commence the 12-monthly installment vesting on the date of grant. Vesting is subject to continued service through the applicable vesting date.

Exhibit 10.47

•
Mid-Year Grants: If a new director joins the Company’s Board of Directors mid-year (between AGMs), then the Company shall grant a prorated annual equity award for the number of full months through the one-year anniversary of the previous AGM and which shall all be fully vested by the date of the next AGM and which shall be granted on the last trading day of the month that the new director joins the Board.
•
Accelerated Vesting: Options shall accelerate in full upon death, termination of service due to the director’s Disability, or Change in Control, subject to continued service at the time of occurrence of such event.
•
Post-Termination Exercise Period: All options vested on the termination of board service date shall be excisable for a period of three years after the board service termination date.
•
Term: Maximum of 10 years.

Committee Service Compensation (“Committee Service Awards”) (other than the CEO)

Additional compensation to recognize Board Chair, Committee Chairs and Committee Service:

•
Board Chair: 80,000 non-qualified stock options shall be granted annually pursuant to the Plan. This is for the period June 16, 2023 until the June 2024 AGM.
•
Compensation and Nominating and Corporate Governance Committee Chairs: 40,000 non-qualified stock options shall be granted annually pursuant to the Plan. This is for the period June 16, 2023 until the June 2024 AGM.
•
Audit Committee Chair: $50,000 additional cash retainer to Audit Committee Chair, payable quarterly in arrears, within 30 days from the end of each quarter, prorated for any portion of a quarter that the director is not serving as the Audit Committee Chair. This is for the period June 16, 2023 until the June 2024 AGM.
•
Committee Members: 10,000 non-qualified stock options shall be granted annually pursuant to the Plan (the “Committee Membership Grant”). This is for the period June 16, 2023 until the June 2024 AGM.
•
Member Fees: Committee Chairs are not eligible to receive Committee Membership Grants for the committee for which they act as Committee Chair.
•
Pro-Rata Committee Service Award for Partial Service after the De-SPAC Transaction: Each director will be provided an additional award of non-qualified stock options for 37.5% of their 2023 Committee Service Award options to pay for the 4.5 months of service provided between the January 31, 2023 De-SPAC transaction and ending at the June 16, 2023 AGM ( 4.5 ÷ 12 = 37.5%). Such award will be granted on August 31, 2023.
•
Grant Date: On the next trading day following the AGM. For 2023, current directors shall receive the Committee Service Awards to be granted on August 31, 2023.
•
Exercise Price: Closing price of the Company’s common stock on the Grant Date.
•
Vesting: Monthly, commencing on the first day of each month, over 12 months, with any remaining unvested accelerating if the AGM is less than 12 months after the last one. The vesting schedule for 2023 Committee Service Awards shall be treated as though the awards were granted at the June 16, 2023 AGM. Vesting is subject to continued service on the applicable committee / as chair, as applicable, through the applicable vesting date.
•
Mid-Year Grants: If a new director joins the Company’s Board of Directors mid-year (between AGMs), then the Company shall grant a prorated annual equity award for the number of full months through the one-year anniversary of the previous AGM and which shall all be fully vested by the date of the next AGM and which shall be granted on the last trading day of the month that the new director joins the Board.
•
Accelerated Vesting: Options shall accelerate in full upon death, termination of service due to the director’s Disability, or Change in Control, subject to continued service at the time of occurrence of such event.

Exhibit 10.47

•
Post-Termination Exercise Period: All options fully vested on the termination of board service date shall be excisable for a period of three years after the board service termination date.
•
Term: Maximum of 10 years.

Inducement Equity Grant (other than the CEO)

New future directors (starting on or after June 16, 2023) will be granted a one-time inducement option grant of non-qualified stock options for 1x the Annual Award upon joining the Board, as well as the mid-year grant set forth under “Annual Awards” above.

•
Grant Date for Future Directors: 1st day of the month following the month the new director joins the board of directors.
•
Exercise Price: Closing price of the Company’s common stock on the Grant Date (or if no closing sales price was reported on that date, then on the last trading day such closing sales price was reported).
•
Vesting: Monthly, commencing on the first day of each month, over 24 months. Vesting is subject to continued service through the applicable vesting date.
•
Accelerated Vesting: Options shall accelerate in full upon death, termination of service due to the director’s Disability, or Change in Control, subject to continued service at the time of occurrence of such event.
•
Post-Termination Exercise Period: Directors options are excisable for a period of three years after termination of service on the Board of Directors for all options fully vested on the termination of service date.
•
Term: Maximum of 10 years.

Annual Compensation Limit

No outside director may be granted, in any fiscal year, equity awards, the value of which will be based on their grant date fair value determined in accordance with U.S. GAAP, and be provided any other compensation (including without limitation any cash retainers or fees) in amounts that, in the aggregate, exceed $750,000, provided that such amount is increased to $1,000,000 in the fiscal year of his or her initial service as an outside director. (This excludes awards or other compensation provided to an individual (a) for his or her services as an employee, or for his or her services as a consultant other than as an outside director, and (b) prior to the closing of the De-SPAC transaction.)

Additional Provisions

The awards granted under this Policy shall be granted and subject to such terms and conditions as are set forth in the Plan and the Company’s applicable standard form of award agreements under the Plan previously approved by the Company’s Board of Directors for use under the Plan, but with such updates to the applicable agreement as appropriate to reflect the terms approved in this Policy.

Revisions

The Company’s Board of Directors may amend, alter, suspend or terminate this Policy at any time and for any reason. No amendment, alteration, suspension or termination of this Policy will materially impair the rights of an outside director with respect to compensation that already has been paid or awarded, unless otherwise mutually agreed between the outside director and the Company. Termination of this Policy will not affect the ability of the Company’s Board of Director or the compensation committee of the Company’s Board of Directors to exercise the powers granted to it under the Plan with respect to awards granted under the Plan pursuant to this Policy prior to the date of such termination.